Mattersight Q3 2014 November 5, 2014 Earnings Webinar Exhibit 99.2

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2014 Mattersight Corporation
Safe Harbor Language
During today’s call we will be making both historical and forward-
looking statements in order to help you better understand our business.  These forward-looking statements include references to our plans, intentions, expectations, beliefs, strategies and objectives.  Any forward-looking statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year ended
December 31, 2013, our quarterly reports on Form 10-Q, as well as our press release issued earlier today.
Mattersight Corporation undertakes no obligation to publicly update or revise any forward-looking statements in this call.
Also, be advised that this call is being recorded and is
copyrighted by Mattersight Corporation.

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Mattersight Summary
•
Strong Core Analytics Business
Robust analytics platform with a premier set of large customers
Existing customers are expanding seats of core analytics and routing customers are rapidly adding on these applications
•
Exciting Routing Opportunity
Creating a new software category
Positive initial data points
Explosive growth in sold seat count and a strong pipeline
•
Improving Business Metrics
Rapidly expanding Book of Business
Revenue growth beginning to catch up with Book of Business growth
Nearing best in class SaaS metrics
Much of this story is obscured by the loss of a government contract which was
~25% of our business in Q4 of 2013
•
Strong Balance Sheet
Ended the quarter with $18.3M in cash and no debt

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Q3 Highlights
•
Pilot Conversions and Routing
Record 8 pilot conversions, including a record 6 routing conversions
Grew routing seats sold by ~45% sequentially
Increased routing seats in Appliance Pilot to ~14,000, up ~3.4x yr/yr
•
Book of Business and Revenues
Grew quarterly Book of Business 7% sequentially to $9.5M
Book of Business is up ~40% annualized YTD
Grew revenues 5% sequentially
Revenues in deployment grew to a record $1.8M
•
Cash and Balance Sheet
Ended Q3 with $18.3M in cash, no debt
$10M available on line of credit with SVB (cancelled PfG Line)
•
Other Notable Recent Milestones
Closed add-on orders for additional 3,500+ routing seats in October
Announced esurance as a new routing customer
Received significant recognition for routing: Chicago Innovation Award and
CUSTOMER Magazine Innovation Award
Announced ERB relationship to OEM our algorithms to score student essay content
Granted two important Patents: one for analyzing personality and one for
Predictive Behavioral Routing

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Q3 Commentary
•
Overall
Solid quarter
Strong bookings from new accounts and pilot conversions
Pipeline activity remains strong for both core analytics and routing
Another step towards building a best in class SaaS metrics company
Q4 is off to a strong start
•
Routing
7/7 converting routing appliances which have completed their trials
7 successful routing conversions have led to 12 total routing contracts
Expect routing seats sold will grow 75%-100% sequentially in Q4
•
Book of Business
Book of Business continues to grow strongly
Included in Book of Business is $1.8M of quarterly revenues in deployment  (2 quarters of bookings)
•
Income Statement
Getting the $1.8M of revenues in deployment deployed is a significant focus…if all these contracts had deployed in Q3, we would be ~ AEBITDA breakeven
Gross Margins remain strong
Carefully adding operating expenses

20.0
15.0
10.0
5.0
-
11.8
11.9
12.9
13.0
12.5
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14

20.0
15.0
10.0
5.0
-
9.8
7.3
8.2
8.9
9.5
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14

Mattersight SEE WHAT MATTERS

Confidential & Restricted © 2014 Mattersight Corporation Rolling 4Q Bookings / Quarterly Book of Business Trends 6 Rolling 4 Quarter ACV ($M) Quarterly Book of Business ($M)

10.0
8.0
6.0
4.0
2.0
-
6.1
6.5
7.1
7.6
6.1
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14

10.0
8.0
6.0
4.0
2.0
-
5.7
5.4
5.8
5.4
6.3
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14

Mattersight | SEE WHAT MATTERS

Confidential & Restricted © 2014 Mattersight Corporation Rolling 4Q Bookings Composition Trend 7 Rolling 4 Quarter Add-On ACV ($M) Rolling 4 Quarter Pilot Conversion ACV ($M)

8.6
9.2
7.0
7.3
7.7
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14

1.2
0.6
1.2
1.6
1.8
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14 F

Mattersight | SEE WHAT MATTERS

Confidential & Restricted © 2014 Mattersight Corporation Revenue / Revenue in Deployment Trends 8 Quarterly Revenues ($M) Revenues in Deployment ($M)

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
67%
75%
68%
69%
69%
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14

6.0
4.0
2.0
-
4.9
4.6
4.8
5.0
Q4 '13
Q1 '14
Q2 '14
Q3 '14

6.0
4.0
2.0
-
1.9
1.8
1.8
1.8
Q4 '13
Q1 '14
Q2 '14
Q3 '14

Mattersight | SEE WHAT MATTERS

Confidential & Restricted © 2014 Mattersight Corporation Gross Margin and Operating Expenses 9 Gross Margin % Sales / Mktg / Dev Cash Expense ($M) G&A Cash Expense ($M)

98%
98%
97%
97%
98%
100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14

100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
80%
84%
87%
86%
85%
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14

Mattersight SEE WHAT MATTERS

Confidential & Restricted © 2014 Mattersight Corporation Revenue Composition Trends Subscription Revenue Retention Rate (Ex GDIT) 10 Subscription as a Percentage of Total Revenue (Ex GDIT)

10
16
7

13
15
45
6

Mattersight | SEE WHAT MATTERS

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Pilot Composition Trends

Appliance
Pilots in
Progress
PM/
Analytics
IA’s
$39M Pilot Follow On ACV
- Routing Appliances - $10M ACV
- PM / Analytics - $13M ACV
- IA’s - $16M ACV
Appliance
Backlog
PM/
Analytics
IA’s
Appliance
Backlog
Q3 2013
(33 Ending Pilots)
Q3 2014
(79 Ending Pilots)
$21M Pilot Follow On ACV
- Routing Appliances - $5M ACV
- PM / Analytics - $5M ACV
- IA’s - $11M ACV

18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14 to date

Mattersight | SEE WHAT MATTERS

Confidential & Restricted © 2014 Mattersight Corporation Routing Seat Trends 12 Seats Sold Follow-On Seats in Appliance Pilot

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2014 Mattersight Corporation
Metrics Dashboard
Measurement
Best in Class
Threshold
Q1
2014
Q2
2014
Q3
2014
Annualized Book of Business $50.0M $32.7M $35.6M $37.9M
Yr/Yr Book of Business Growth 30%
7%
(Ex GDIT)
16%
(Ex GDIT)
19%
(Ex GDIT)
Yr/Yr Revenue Growth 30%
(2%)
(Ex GDIT)
14%
(Ex GDIT)
11%
(Ex GDIT)
% Recurring Revs 90% 87% 86% 85%
Subscription Revenue Retention
%
90% 97% 97% 98%
% of Revs from New Accounts* 15% 2% 2% 8%
Yr/Yr Net Account Growth $1.10 $1.03 $1.15 $1.07
Gross Margin 70% 68% 69% 69%

*New Accounts are defined as new logo accounts in the first 12 months of subscription

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Q4 Business Outlook
•
Revenue Drivers
Expect to deploy ~$1,000k of new revenue in Q4
Expect ~$400k of revenue roll off in Q4 (primarily due to run off of non subscription revenues)
•
Expense Drivers
Incremental gross margins are expected to be 70%-75% for
Q4
Cash SG&A expenses are expected to be approximately flat
sequentially

Confidential & Restricted © 2014 Mattersight Corporation Thank You • Kelly Conway 847.582.7200 kelly.conway@mattersight.com • Mark Iserloth 312.454.3613 mark.iserloth@mattersight.com 15